Property and Equipment, net (Tables)	12 Months Ended
Dec. 31, 2024
Property and Equipment, net
Schedule of property and equipment, net

	As of December 31,
	2023	2024
	US$	US$
Electronic equipment	4,075,582	4,059,521
Office equipment and furniture	180,470	78,333
Motor vehicles	143,405	60,039
Leasehold improvements	814,514	802,537
Total	5,213,971	5,000,430
Less: Accumulated depreciation	(5,123,470)	(4,950,278)
Property and equipment, net	90,501	50,152